United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2012

Integrated Healthcare Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-23511	87-0573331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 North Tustin Avenue, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 10, 2012, Integrated Healthcare Holdings, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Two proposals were submitted to, and approved by, stockholders at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 20, 2012. The final results for the votes regarding each proposal are set forth below.

1. Election of Directors. Stockholders elected seven directors to the Company’s Board of Directors to hold office until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The votes regarding this proposal are as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Maurice J. DeWald	139,134,379	14,833,300	0
Hon. C. Robert Jameson	139,134,379	14,707,800	0
Ajay G. Meka, M.D.	139,134,379	14,707,800	0
Michael Metzler	139,134,379	14,707,800	0
J. Fernando Niebla	139,134,379	14,833,300	0
William E. Thomas	139,134,379	14,707,800	0
Kenneth K. Westbrook	139,134,379	14,707,800	0

2. Ratification of Accountants. The resolution to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 was approved. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
153,834,379	0	7,800	0

At the Annual Meeting, the Inspector of Elections also received a ballot signed by Dr. Anil Shah and Dr. John Glavinovitch purporting to withhold the vote of the 73,798,430 shares held by Orange County Physicians Investment Network, LLC (“OCPIN”) in the election of directors and ratification of accountants. Due to pending litigation among the members of OCPIN in the case entitled Jacob Sweidan et al. v. Orange County Physicians Investment Network, LLC et al., Case No. 30-2009-00122142 (Orange County Super.), the Inspector was not able to recognize the authority of Drs. Shah and Glavinovitch or any other member of OCPIN to vote the OCPIN shares until there is a final judgment from the court in that case concerning who are the duly elected managers of OCPIN, and the OCPIN shares are therefore not included in the voting results reported in this Form 8-K. However the inclusion of the OCPIN shares in the voting at the IHHI Annual Meeting would not have changed the outcome of the shareholder vote on the two matters considered at the Annual Meeting, and the above information concerning OCPIN is being disclosed here for informational purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Date: September 14, 2012	By:	/s/ Steven R. Blake
Steven R. Blake
Chief Financial Officer